Exhibit 4.4

EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of October 1, 2009, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, individually a “Grantor,” and collectively, the “Grantors”), and WILMINGTON TRUST FSB (“WTFSB”), in its capacity as the collateral trustee (in such capacity, together with its successors and assigns in such capacity, “Collateral Trustee”) for the Secured Parties (as defined herein).

W I T N E S S E T H:

WHEREAS, Stream Global Systems, Inc., a Delaware Corporation (the “Issuer”) has issued the Notes (as defined herein) pursuant to that certain Indenture of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among the Issuer, and Wells Fargo Bank, National Association as trustee (in such capacity, and together with its successors in such capacity, the “Trustee”);

WHEREAS, the Grantors have entered into a Collateral Trust Agreement, of even date herewith (amended, amended and restated, waived, renewed, replaced, restructured, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) with the Collateral Trustee (as defined herein), the Trustee and the other representatives and Collateral Trustees from time to time party thereto pursuant to which the Collateral Trustee has agreed to act as Collateral Trustee for the benefit of the Secured Parties in connection with the transactions contemplated by the Indenture and this Agreement;

WHEREAS, it is a condition precedent to the purchase of the Notes under the Indenture that the Grantors enter into this Agreement and grant a continuing security interest in and to the Collateral (as defined herein) to the Collateral Trustee, for the benefit of the Secured Parties, in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined herein) shall have granted the security interest contemplated by this Agreement. Each Grantor will derive substantial benefits from the transactions contemplated by the Indenture or any of the other Priority Lien Document;

WHEREAS, each Grantor has agreed to secure such obligations under the Indenture, or any of the other Priority Lien Documents, as set forth herein; and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Indenture; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in Article 9 of the Code).

(b) “Account Debtor” means an account debtor (as that term is defined in the Code).

(c) “Act of Required Debtholders” has the meaning specified therefor in the Collateral Trust Agreement.

(d) “Agent” has the meaning specified therefor in the Credit Agreement.

(e) “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(f) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(g) “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York or the Commonwealth of Massachusetts.

(h) “Cash Equivalents” has the meaning specified therefor in the Indenture.

(i) “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(j) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Trustee’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(k) “Collateral” has the meaning specified therefor in Section 2.

(l) “Collateral Proceeds Account” has the meaning specified therefor in the Collateral Trust Agreement.

(m) “Collateral Trustee” has the meaning specified therefor in the preamble to this Agreement.

(n) “Collections” has the meaning specified therefor in the Indenture.

(o) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.

(p) “Control Agreement” means a control agreement in form and substance reasonably satisfactory to Collateral Trustee, executed or delivered by a Grantor, the Collateral Trustee, the Agent (to the extent applicable) and the applicable securities intermediary or bank.

(q) “Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(r) “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Collateral Trustee, in substantially the form of Exhibit A.

(s) “Credit Agreement” means that certain credit agreement entered into as of October 1, 2009 by and among the Issuer, Wells Fargo Foothill, LLC, as agent, and Wells Fargo Foothill, LLC and Goldman Sachs Lending Partners LLC, the subsidiaries of the Issuer party thereto, as arrangers.

(t) “Deposit Account” means a deposit account (as that term is defined in the Code).

(u) “Equipment” means equipment (as that term is defined in the Code).

(v) “Event of Default” has the meaning specified therefor in the Indenture.

(w) “Excluded Assets” means each of the following:

(i) all interests in real property other than (a) fee interests and (b) other interests appurtenant thereto;

(ii) fee interests (and other interests appurtentant thereto) in real property if the greater of the cost or the book value of such fee interest is less than $500,000 (determined on a per property basis);

(iii) any property or asset to the extent that the grant of a Lien securing the Secured Obligations in such property or asset is prohibited by Applicable Law or requires any consent of any governmental authority not obtained pursuant to Applicable Law; provided that such property or asset will be an Excluded Asset only to the extent and for so long as the consequences specified above will result and will cease to be an Excluded Asset and will become subject to Collateral Trustee’s Lien granted hereunder, immediately and automatically, at such time as such consequences will no longer result;

(iv) any lease, license, contract, property right or agreement to which any Grantor is a party or any of its rights or interests thereunder only to the extent and only for so long as (but only to the extent that) the grant of a Lien under the Priority Lien Documents will constitute or result in a breach, termination or default under or requires any consent not obtained under any such lease, license, contract, agreement or property right (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that such lease, license, contract, property right or agreement will be an Excluded Asset only to the extent and for so long as the consequences specified above will result and will cease to be an Excluded Asset and will become subject to Collateral Trustee’s Lien granted hereunder, immediately and automatically, at such time as such consequences will no longer result;

(v) any motor vehicles, vessels and aircraft, or other property subject to a certificate of title statute of any jurisdiction;

(vi) assets or property subject to purchase money liens or capital leases permitted to be incurred under the Priority Lien Documents, to the extent a lien on such assets or property is not permitted under the terms of the documents governing such purchase money liens, purchase money indebtedness or capital leases to be created to secure the Secured Obligations;

(vii) any trademark or service mark consisting of an “intent to use” application until such time as an amendment to allege use in respect thereof has been accepted by the PTO, at which time such trademark or service mark shall cease to be an Excluded Asset;

(viii) all “securities” (including without limitation any Equity Interests (as defined in the Indenture)) of any of the Issuer’s “affiliates” (as the terms “securities” and “affiliates” are used in Rule 3-16 of Regulation S-X under the Securities Act); provided that such assets shall cease to be Excluded Assets under this clause (viii), (a) if, and for so long as, the provisions of Rule 3-16 of Regulation S-X no longer apply to the Indenture and the Obligations (as defined in the Indenture) thereunder or in respect thereof and, in such event, the Collateral Trustee shall be granted a perfected security interest therein, subject only to security interests granted in favor of the Agent under the Credit Agreement and other Permitted Prior Liens (as defined in the Indenture), or (b) such assets constitute Collateral for the ABL Debt Obligations (as defined in the Indenture) (other than ABL Foreign Collateral (as defined in the Indenture));

(ix) Stock in any joint venture with a third party that is not an Affiliate, to the extent a pledge of such Stock is prohibited by the documents governing such joint venture; and

(x) all assets and properties of the Foreign Subsidiaries of the Issuer.

(x) “Fixtures” means fixtures (as that term is defined in the Code).

(y) “Foreign Subsidiaries” has the meaning specified therefor in the indenture.

(z) “General Intangibles” means general intangibles (as that term is defined in the Code) and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(aa) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(bb) “Guarantee” has the meaning specified therefor in the Indenture.

(cc) “Indenture” has the meaning specified therefor in the recitals to this Agreement.

(dd) “Insolvency Proceeding” means “insolvency or liquidation proceeding” (as defined therefor in the Indenture).

(ee) “Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(ff) “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Secured Parties’ rights under the Priority Lien Documents.

(gg) “Intercreditor Agreement” has the meaning specified therefor in Section 27.

(hh) “Inventory” means inventory (as that term is defined in the Code).

(ii) “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(jj) “Issuer” has the meaning specified therefor in the preamble to this Agreement.

(kk) “Joinder” means each Joinder to this Agreement executed and delivered by Collateral Trustee and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(ll) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(mm) “Notes” has the meaning specified therefor in the Indenture.

(nn) “Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 4, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(oo) “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Collateral Trustee, in substantially the form of Exhibit B.

(pp) “Permitted Liens” has the meaning specified therefor in the Indenture.

(qq) “Person” has the meaning specified therefor in the Indenture.

(rr) “Pledged Companies” means each Person listed on Schedule 6 as a “Pledged Company”, together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.

(ss) “Pledged Interests” means, to the extent constituting Collateral, all of each Grantor’s right, title and interest in and to all of the Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(tt) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(uu) “Pledged Notes” has the meaning specified therefor in Section 5(i).

(vv) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(ww) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(xx) “Priority Lien Documents” has the meaning specified therefore in the Collateral Trust Agreement.

(yy) “Proceeds” has the meaning specified therefor in Section 2.

(zz) “PTO” means the United States Patent and Trademark Office.

(aaa) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(bbb) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(ccc) “Secured Obligations” means each and all of the following: (a) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Notes, the Indenture, or any of the other Priority Lien Documents (including the Guarantees), and (b) all other Priority Lien or Subordinated Lien Obligations (each as defined in the Indenture) of the Issuer (including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(ddd) “Secured Parties” has the meaning specified therefor in the Collateral Trust Agreement.

(eee) “Securities Account” means a securities account (as that term is defined in the Code).

(fff) “Security Interest” has the meaning specified therefor in Section 2.

(ggg) “Stock” has the meaning specified therefor in the Indenture.

(hhh) “Subsidiary” has the meaning specified therefor in the Indenture.

(iii) “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

(jjj) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(kkk) “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Collateral Trustee, in substantially the form of Exhibit D.

(lll) “Unperfected Assets” means (1) money of any Grantor, (2) Investments (as defined in the Indenture) permitted under the Indenture consisting of cash, Cash Equivalents or amounts credited to Deposit Accounts or Securities Accounts in (i) an aggregate amount of not more than $50,000 at any one time, in the case of Issuer and its Subsidiaries (other than those Subsidiaries that are “controlled foreign corporations” under Section 957 of the Internal Revenue Code), (ii) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the Issuer and its Subsidiaries’ employees, and (iii) an aggregate amount of not more than $10,000,000 (calculated at the then current Exchange Rate (as defined in the Credit Agreement)) at any one time, in the case of Subsidiaries of the Issuer that are “controlled foreign corporations” under Section 957 of the Internal Revenue Code, (3) Deposit Accounts of any Grantor, in each case, to the extent (x) Collateral Trustee has not in fact validly perfected its Security Interest thereon, and (y) such money or amounts deposited to such Deposit Accounts do not constitute proceeds of Collateral in which Collateral Trustee has a perfected Security Interest and (4) any other Deposit Account of any Grantor (and amounts credited thereto), if after the use of commercially reasonable efforts, such Grantor is unable to obtain a deposit account control agreement in respect of such other Deposit Account either (x) among the Collateral Trustee, the bank at which such other Deposit Account is maintained, and the applicable Grantor, or (y) failing such an agreement, a deposit account control agreement among the Agent, the bank at which such other Deposit Account is maintained, and the applicable Grantor, in which the secured party is defined as ‘Wells Fargo Foothill, LLC, as first lien collateral agent, under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) for the benefit of the Secured Parties (as defined in the Credit Agreement), and as agent for the Collateral Trustee, as second lien collateral agent under the Indenture and the Security Agreements (as defined in the Indenture) (together with its successors and assigns, the ‘Secured Party’), except to the extent that the amounts credited to such other Deposit Account constitute the proceeds of Collateral in which the Collateral Trustee otherwise has a perfected Security Interest securing the Secured Obligations (it being agreed that the use of commercially reasonable efforts shall not require any Grantor to pay any amounts or other consideration to any Person, other than, in the case of clause (x) above only, the payment of de minimis fees of counsel to the bank at which the applicable Deposit Account is maintained).

(mmm) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to the Collateral Trustee, for the benefit of each Secured Party, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s Books;

(c) all of such Grantor’s Chattel Paper;

(d) all of such Grantor’s Deposit Accounts;

(e) all of such Grantor’s Equipment and Fixtures;

(f) all of such Grantor’s General Intangibles;

(g) all of such Grantor’s Inventory;

(h) all of such Grantor’s Investment Related Property;

(i) all of such Grantor’s Negotiable Collateral;

(j) all of such Grantor’s Supporting Obligations;

(k) all of such Grantor’s Commercial Tort Claims;

(l) all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Collateral Trustee (or its agent or designee) or any other Secured Party; and

(m) all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Trustee from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement or any other Priority Lien Document to the contrary, the term “Collateral” shall not include any Excluded Assets.

3. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Trustee, the Secured Parties or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Trustee or any of the Secured Parties of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in any Priority Lien Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture and the other Priority Lien Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Collateral Trustee has notified the applicable Grantor of Collateral Trustee’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.

5. Representations and Warranties. Each Grantor hereby represents and warrants to Collateral Trustee, for the benefit of the Secured Parties, which representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and such representations and warranties shall survive the execution and delivery of this Agreement:

(a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Collateral Trustee pursuant to Section 7.7 of the Collateral Trust Agreement.

(b) Schedule 7 sets forth all Real Property owned in fee by any of the Grantors as of the Closing Date.

(c) As of the Closing Date, (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor; (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided an exclusive license in Intellectual Property owned or controlled by such Grantor to any other Person or (B) any Person has granted to any Grantor an exclusive license in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 provides a complete and correct list of all Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) Schedule 5 provides a complete and correct list of all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor.

(d)(i) Each Grantor owns, or holds licenses in, all Trademarks, trade names, Copyrights, Patents and other Intellectual Property that is necessary to the conduct of its business as currently conducted;

(ii) to each Grantor’s knowledge, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;

(iii) Except as set forth in Schedule 5(d)(iii), (A) to each Grantor’s knowledge, (1) such Grantor has not infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person in a manner that could not reasonably be expected to result in material liability to such Grantor, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement or misappropriation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no pending, or to any Grantor’s knowledge, threatened in writing, infringement or misappropriation claims or proceedings pending against any Grantor, and no Grantor has received any notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such actual or alleged infringement or misappropriation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;

(iv) to each Grantor’s knowledge, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary to the conduct of its business are valid, subsisting and enforceable; and

(v) each Grantor has taken commercially reasonable steps in the exercise of its business judgment to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in the business of such Grantor.

(e) This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or advisable to perfect and ensure priority of such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Collateral Trustee, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8. Upon the making of such filings, Collateral Trustee shall have a first priority perfected security interest (subject to Permitted Liens) in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement in the jurisdictions listed next to such Grantor’s name on Schedule 8. Upon filing of the Copyright Security Agreement with the United States Copyright Office, filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8, all action necessary or advisable to protect and perfect the Security Interest in and to each of Grantor’s United States Patents, United States Trademarks, or United States Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor that owns or has an interest in any United States Patents, United States Trademarks, or United States Copyrights. All action by any Grantor necessary to perfect or maintain the priority of such security interest on each item of Collateral (other than Unperfected Collateral) has been duly taken.

(f) [Intentionally Omitted].

(g) Other than the advice of the works council of Stream BV for the transactions contemplated by the Loan Documents (which such advice has been obtained by Stream BV as of the Closing Date), no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement, or (ii) for the exercise by Collateral Trustee of the voting or other rights provided for in this Agreement with respect to the Investment Related Property that constitutes Collateral or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property that constitutes Collateral by laws affecting the offering and sale of securities generally. No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(h) [Intentionally Omitted.]

(i) Except as set forth on Schedule 6(a), as of the Closing Date, no Indebtedness owed to any Grantor, and no other Investment of any Grantor, is evidenced by a promissory note (as defined in the Code) or a security. With respect to any such promissory notes or securities set forth on Schedule 6(a), there is no payment or insolvency-related default, material breach, material violation, or event of acceleration existing under any such promissory note or security constituting Collateral and pledged hereunder (each, to the extent constituting Collateral, a “Pledged Note”) and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any payment or insolvency-related default, material breach, material violation, or event of acceleration under such Pledged Note.

(j) [Intentionally Omitted.]

(k) Except for the financing statements filed by Collateral Trustee and financing statements evidencing Permitted Liens, no financing statement covering any of the Collateral or any Proceeds thereof is on file in any public office.

6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Collateral Trustee that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22:

(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $100,000 or more for all such Negotiable Collateral, Investment Related Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days after receipt thereof), notify Collateral Trustee thereof, and if and to the extent that perfection or priority of Collateral Trustee’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five (5) Business Days) after request by Collateral Trustee, shall execute such other documents and instruments as shall be requested by Collateral Trustee or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Collateral Trustee, together with such undated powers (or other relevant document of transfer acceptable to Collateral Trustee) endorsed in blank as shall be reasonably requested by Collateral Trustee, and shall do such other acts or things deemed necessary or desirable by Collateral Trustee to protect Collateral Trustee’s Security Interest therein;

(b) Chattel Paper.

(i) Promptly (and in any event within five (5) Business Days) after request by Collateral Trustee, each Grantor shall take all steps reasonably necessary to grant Collateral Trustee control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $100,000;

(ii) If any Grantor retains possession of any Chattel Paper or, to the extent constituting Collateral, instruments (which retention of possession shall be subject to the extent permitted hereby and not prohibited by the Indenture) and either (x) the aggregate value or face amount of such Chattel Paper or such instruments equals or exceeds $100,000 or (y) an Event of Default has occurred and is continuing, then promptly upon the request of Collateral Trustee, such Chattel Paper and such instruments, to the extent constituting Collateral, shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wilmington Trust FSB, as Collateral Trustee for the benefit of the Secured Parties”;

(c) Control Agreements.

(i) Except to the extent otherwise excused hereby and for Unperfected Assets, each Grantor shall obtain an authenticated Control Agreement, from each bank maintaining a Deposit Account for such Grantor;

(ii) Except to the extent otherwise excused hereby and for Unperfected Assets, each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, but only to the extent such financial assets or commodities constitute Collateral;

(iii) Except to the extent otherwise excused hereby and for Unperfected Assets, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property constituting Collateral;

(d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $500,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days after becoming a beneficiary), notify Collateral Trustee thereof and, promptly (and in any event within five (5) Business Days) after request by Collateral Trustee, enter into a tri-party agreement with Collateral Trustee and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Collateral Trustee and directing all payments thereunder to Collateral Trustee’s Account, all in form and substance satisfactory to Collateral Trustee in its reasonable discretion;

(e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims that have been asserted in writing and having a value, or involving an asserted claim, in the amount of $1,000,000 or more, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days of obtaining knowledge of such Commercial Tort Claim), notify Collateral Trustee upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five (5) Business Days) after request by Collateral Trustee, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Collateral Trustee, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or advisable by Collateral Trustee to give Collateral Trustee a first priority, perfected security interest in any such Commercial Tort Claim (subject to Permitted Liens);

(f) Government Contracts. Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $100,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five (5) Business Days of the creation thereof) notify Collateral Trustee thereof and, promptly after request by Collateral Trustee, execute any instruments or begin taking any steps reasonably required by Collateral Trustee in order that all moneys due or to become due under such contract or contracts shall be assigned to Collateral Trustee, for the benefit of the Secured Parties, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) Upon the request of Collateral Trustee, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Collateral Trustee one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Collateral Trustee’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in the conduct of such Grantor’s business, if appropriate in the reasonable business judgment of such Grantor, to protect and diligently enforce and defend at such Grantor’s expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, or alternatively, in each case, taking such other measures as may be commercially reasonable in the business judgment of such Grantor to abate such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks listed on Schedule 5 and pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents listed on Schedule 4 and pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all commercially reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) take commercially reasonable steps to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality. Except as permitted under the Indenture, each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in the conduct of such Grantor’s business. Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it is now or later becomes entitled that is necessary in the conduct of such Grantor’s business;

(iii) Grantors acknowledge and agree that the Secured Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 6(g)(iii), Grantors acknowledge and agree that none of the Secured Parties shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but Collateral Trustee may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) to the extent provided under the Indenture shall be for the sole account of the Issuer and shall be chargeable to the Collateral Proceeds Account;

(iv) Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the conduct of Grantors’ business. Any expenses incurred in connection with the foregoing shall be borne by the Grantors;

(v) Each Grantor shall provide Collateral Trustee with a quarterly written report of all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all Intellectual Property License Agreements that are necessary to the conduct of such Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Collateral Trustee supplemental schedules to the applicable Priority Lien Documents to identify such Patent and Trademark registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder;

(vi) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any Collateral Trustee, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without complying with Section 6(g)(i). Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than quarterly) notify (but without duplication of any notice required by Section 6(g)(v)) Collateral Trustee of such registration by delivering, or causing to be delivered, to Collateral Trustee, documentation sufficient for Collateral Trustee to perfect Collateral Trustee’s Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than quarterly) notify Collateral Trustee of such acquisition and deliver, or cause to be delivered, to Collateral Trustee, documentation sufficient for Collateral Trustee to perfect Collateral Trustee’s Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than quarterly) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights; and

(vii) Each Grantor shall take commercially reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and, in the exercise of its commercially reasonable business judgment, enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking commercially reasonable actions to ensure that no trade secret necessary for, or material to, the conduct of its business falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and, in the exercise of its commercially reasonable business judgment, enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions;

(h) Investment Related Property.

(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) deliver to Collateral Trustee a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Collateral Trustee, all sums of money and property paid or distributed in respect of the Investment Related Property constituting Collateral that are received by any Grantor shall be held by the Grantors in trust for the benefit of Collateral Trustee, and such Grantor shall deliver it promptly to Collateral Trustee in the exact form received;

(iii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Indenture;

(iv) Each Grantor agrees that it will cooperate with Collateral Trustee in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property constituting Collateral, or following the occurrence and during the continuation of an Event of Default to effect any sale or transfer thereof; and

(v) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(i) [Intentionally Omitted];

(j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by any of the Priority Lien Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Collateral Trustee’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or any of the other Priority Lien Documents;

(k) [Intentionally Omitted];

(l) Pledged Notes. Except as permitted under any of the Priority Lien Documents, Grantors will not (i) waive or release any obligation of any Person that is obligated under any of the Pledged Notes constituting Collateral, (ii) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes constituting Collateral, or (iii) other than Permitted Dispositions, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes; and

(m) Adjustments. Except as permitted under any of the Priority Lien Documents, no Grantor will, compromise or adjust any material amount of Accounts (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, discounts, credits and allowances as have been heretofore customary in the business of such Grantor.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Priority Lien Documents referred to below in the manner so indicated.

(a) Indenture. In the event of any conflict or inconsistency between any provision in this Agreement and a provision in the Indenture, such provision of the Indenture shall control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Trustee hereunder. In the event of any conflict or inconsistency between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement, or Patent Security Agreement, such provision of this Agreement shall control.

8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Collateral Trustee may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing by Collateral Trustee of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Trustee such other instruments or notices, as Collateral Trustee may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Collateral Trustee at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor, except as otherwise provided in the agreements between Debtor and Secured Party” or “all assets of debtor, except as otherwise provided in the agreements between Debtor and Secured Party” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Trustee in any jurisdiction that satisfies the foregoing requirements.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Collateral Trustee’s Right to Perform Contracts, Exercise Rights, Etc. To the extent constituting Collateral, upon the occurrence and during the continuance of an Event of Default, Collateral Trustee (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Collateral Trustee’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Collateral Trustee or any of its nominees.

10. Collateral Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Collateral Trustee its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Indenture, to take any action and to execute any instrument which Collateral Trustee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Trustee;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral constituting Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Trustee with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any Intellectual Property or Intellectual Property Licenses (to the extent permitted thereunder) of such Grantor, including, but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) Collateral Trustee, on behalf of the Secured Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses (to the extent permitted thereunder) and, if Collateral Trustee shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Trustee, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Trustee in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done pursuant to and in accordance with this Section 10. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. [Intentionally Omitted].

12. Collateral Trustee’s Duties. The powers conferred on Collateral Trustee hereunder are solely to protect Collateral Trustee’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Collateral Trustee to exercise any such powers. Except (a) for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder or (b) as otherwise provided under any other Priority Lien Document to which Collateral Trustee is party, Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Trustee accords its own property.

13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Collateral Trustee or Collateral Trustee’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Collateral Trustee, for the benefit of the Secured Parties, or that Collateral Trustee has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Priority Lien Documents.

14. Disposition of Pledged Interests by Collateral Trustee. None of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Collateral Trustee may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that, to the extent permitted by applicable law,: (a) if Collateral Trustee shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Trustee shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Trustee has handled the disposition in a commercially reasonable manner. Notwithstanding anything to the contrary herein, this Section 14 shall be effective only to the extent that any such Pledged Interests constitute Collateral.

15. Voting and Other Rights in Respect of Pledged Interests.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Trustee may, at its option, and with two (2) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Trustee under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Trustee obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Trustee duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Trustee, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Trustee deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Trustee, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Collateral Trustee, the other members of the Secured Parties, or the value of the Pledged Interests.

16. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Collateral Trustee may, and, at the instruction of an Act of Required Debtholders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Priority Lien Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, to the extent permitted by applicable law, Collateral Trustee without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Trustee forthwith, assemble all or part of the Collateral as directed by Collateral Trustee and make it available to Collateral Trustee at one or more locations designated by Collateral Trustee in its reasonable discretion, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Trustee’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. Each

Grantor agrees that, to the extent permitted under applicable law, any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b) Collateral Trustee is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including, but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Trustee.

(c) Collateral Trustee may, in addition to other rights and remedies provided for herein, in the other Priority Lien Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Collateral Trustee’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Collateral Trustee, and (ii) with respect to any Grantor’s Securities Accounts in which Collateral Trustee’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Collateral Trustee, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Collateral Trustee.

(d) Any cash held by Collateral Trustee as Collateral and all cash proceeds received by Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Collateral Trust Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e) Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that, to the maximum extent permitted by applicable law, Collateral Trustee shall have the right to an immediate writ of possession without notice of a hearing. Collateral Trustee shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives, to the maximum extent permitted by applicable law, any objection such Grantor may have thereto or the right to have a bond or other security posted by Collateral Trustee.

17. Remedies Cumulative. Each right, power, and remedy of Collateral Trustee as provided for in this Agreement or in the other Priority Lien Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Priority Lien Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Trustee, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Trustee of any or all such other rights, powers, or remedies.

18. Marshaling. Collateral Trustee shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Trustee’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify Collateral Trustee and its directors, officers, employees and agents, and the other members of the Secured Parties from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Priority Lien Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement, the Indenture, the Collateral Trust Agreement, the resignation or removal of the Collateral Trustee, and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to Collateral all the expenses which Collateral Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Priority Lien Documents, (iii) the exercise or enforcement of any of the rights of Collateral Trustee hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof on or before the date required hereunder for such performance or observance.

20. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER PRIORITY LIEN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Trustee and each Grantor to which such amendment applies.

21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Trustee at its address specified in the Indenture, and to any of the Grantors at their respective addresses specified in the Indenture or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22. Continuing Security Interest: Assignments under Indenture. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Discharge of Priority Lien Obligations (as defined in the Indenture) in accordance with the provisions of the Indenture and the Commitments have expired or have been terminated, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Trustee, and its successors and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may, in accordance with the provisions of the Indenture, assign all or any portion of its rights and obligations under the Indenture, and such transferee shall thereupon become vested with all the benefits in respect thereof granted to such holder of Secured Obligations herein or otherwise. Upon Discharge of Priority Lien Obligations, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Collateral Trustee will authorize the filing of appropriate termination statements and other instruments to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture, any other Priority Lien Document, or any other instrument or document executed and delivered by any Grantor to Collateral Trustee nor any loans made by any Holder of Secured Obligations to any Issuer, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Collateral Trustee, nor any other act of the Secured Parties, or any of them, shall release any Grantor from any obligation under the Priority Lien Documents, except a release or discharge executed in writing by Collateral Trustee in accordance with the provisions of the Indenture or any other Priority Lien Document. Collateral Trustee shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Trustee and then only to the extent therein set forth. A waiver by Collateral Trustee of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Trustee would otherwise have had on any other occasion.

23. Governing Law.

(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL TRUSTEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL TRUSTEE AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL TRUSTEE AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL TRUSTEE AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24. Waiver of Jury Trial. EACH GRANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE PRIORITY LIEN DOCUMENTS (AS DEFINED IN THE INDENTURE) OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GRANTOR REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

25. New Subsidiaries. Pursuant to Section 4.18 of the Indenture, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Collateral Trustee a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

26. Collateral Trustee. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Trustee” shall be a reference to Collateral Trustee, for the benefit of each of the Secured Parties.

27. Miscellaneous.

(a) This Agreement is a Priority Lien Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. The foregoing shall apply to each other Priority Lien Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) To the maximum extent permitted by applicable law, neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any of the Secured Parties or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(f) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction repayment, or payment in full of the Secured Obligations shall mean the Discharge of Priority Lien Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(g) All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

28. Intercreditor Agreement. Reference is made to that certain Lien Subordination and Intercreditor Agreement, dated as of October 1, 2009, among Wells Fargo Foothill, LLC, as ABL Agent, Collateral Trustee, Wilmington Trust FSB, as Noteholder Collateral Trustee, Stream Global Services, Inc., as Issuer, and the Subsidiaries of Issuer named therein (the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (a) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (b) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (c) authorizes (or is deemed to authorize) the Collateral Trustee (as such term is defined in the Intercreditor Agreement) on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (d) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of a conflict between the provisions of this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

STREAM GLOBAL SERVICES, INC., a Delaware corporation

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	President, CEO and Acting Chief Financial Officer

STREAM HOLDINGS CORPORATION, a Delaware corporation

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	President, CEO and Chief Financial Officer

STREAM INTERNATIONAL INC., a Delaware corporation

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	President, CEO and Chief Financial Officer

STREAM NEW YORK INC., a Delaware corporation

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	President, CEO and Chief Financial Officer

SECURITY AGREEMENT

STREAM INTERNATIONAL EUROPE B.V., a private company with limited liability under Dutch law

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	Director

ETELECARE GLOBAL SOLUTIONS - US, INC., a Delaware corporation

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	President and Chief Executive Officer

ETELECARE GLOBAL SOLUTIONS - AZ, INC., a Delaware corporation

By:	/S/ R. SCOTT MURRAY
Name	R. Scott Murray
Title:	President and Chief Executive Officer

SECURITY AGREEMENT

COLLATERAL TRUSTEE: WILMINGTON TRUST FSB

By:	/S/ PETER FINKEL
Name:	Peter Finkel
Title:	Vice President

SECURITY AGREEMENT

ANNEX 1 TO SECURITY AGREEMENT

FORM OF JOINDER

Joinder No.              (this “Joinder”), dated as of                     , to the Security Agreement, dated as of October 1, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WILMINGTON TRUST FSB (“WTFSB”), in its capacity as collateral trustee for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Trustee”). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, Stream Global Services Inc., a Delaware corporation (the “Issuer”), has issued the Notes, pursuant to that certain Indenture dated as of October 1, 2009 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among the Issuer, the guarantors listed on the signature pages thereof, and Wells Fargo Bank, National Association, as Trustee (in such capacity and, together with its successors in such capacity, the “Trustee’); and

WHEREAS, it was a condition precedent to the purchase of the Notes under the Indenture that the Grantors enter into the Security Agreement and grant a continuing security interest in and to the Collateral to the Collateral Trustee, for the benefit of the Secured Parties, in order to secure the prompt and complete performance of the Secured Obligations; and

WHEREAS, pursuant to Section 4.18 of the Indenture, and Section 24 of the Security Agreement, certain Subsidiaries of the Grantors, must execute and deliver certain Priority Lien Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Collateral Trustee, for the benefit of the Secured Parties ; and

WHEREAS, each New Grantor (a) is a Subsidiary of Issuer and, as such, will benefit by virtue of the financial accommodations extended to Issuer by the Secured Parties and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Indenture;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it in Section 5 thereof as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date). In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, assign, and pledge to Collateral Trustee, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Trademarks”, Schedule 6, “Pledged Companies”, Schedule 7, “Owned Real Property”, and Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions”, attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference. Each New Grantor authorizes Collateral Trustee at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor, except as otherwise provided in the agreements between Debtor and Secured Party” or “all assets of debtor, except as otherwise provided in the agreements between Debtor and Secured Party” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Trustee in any jurisdiction in connection with the Priority Lien Documents that satisfies the foregoing requirements.

2. Each New Grantor represents and warrants to Collateral Trustee and the other Secured Parties that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. This Joinder is a Priority Lien Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.

4. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5. THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL TRUSTEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL TRUSTEE AND EACH NEW GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.

7. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL TRUSTEE AND EACH NEW GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL TRUSTEE AND EACH NEW GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTOR:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

COLLATERAL TRUSTEE:

WILMINGTON TRUST FSB

By:
Name:
Title:

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this      day of             , 20    , by and among the Grantors listed on the signature pages hereof ( collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WILMINGTON TRUST FSB, (“WTFSB”) in its capacity as collateral trustee for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, Stream Global Systems, Inc., a Delaware corporation (the “Issuer”), has issued the Notes (as defined in the Indenture), pursuant to that certain Indenture of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among the Issuer, and Wells Fargo Bank, National Association as Trustee (in such capacity, and together with its successors in such capacity, the “Trustee”);

WHEREAS, the Grantors have entered into a Collateral Trust Agreement, of even date herewith (amended, amended and restated, waived, renewed, replaced, restructured, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) with the Collateral Trustee, the Trustee and the other representatives and Collateral Trustees from time to time party thereto pursuant to which Collateral Trustee has agreed to act as Collateral Trustee for the benefit of the Secured Parties in connection with the transactions contemplated by the Indenture and this Copyright Security Agreement;

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Trustee, for the benefit of the Secured Parties, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Trustee, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in, and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security

Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Trustee, the other Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Collateral Trustee, for the benefit of the Secured Parties , pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Trustee with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict or inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Collateral Trustee prior written notice of no less than three (3) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors’ obligations under this Section, if Grantors fail to update Schedule I on or before the date required under the Security Agreement, Grantors hereby authorize Collateral Trustee unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Trustee’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement.

7. CONSTRUCTION. This Copyright Security Agreement is a Priority Lien Document. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8. THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COPYRIGHT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL TRUSTEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL TRUSTEE AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL TRUSTEE AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL TRUSTEE AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS COPYRIGHT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT

ACCEPTED AND ACKNOWLEDGED BY:

WILMINGTON TRUST FSB, as Collateral Trustee

By:
Name:
Title:

SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Country	Copyright	Registration No.	Registration Date	Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this      day of             , 20    , by and among the Grantors listed on the signature pages hereof ( collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WILMINGTON TRUST FSB (“WTFSB”) in its capacity as collateral trustee for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, Stream Global Systems, Inc., a Delaware corporation (the “Issuer”) has issued the Notes (as defined in the Indenture), pursuant to that certain Indenture of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among the Issuer, and Wells Fargo Bank, National Association as Trustee (in such capacity, and together with its successors in such capacity, the “Trustee”);

WHEREAS, the Grantors have entered into a Collateral Trust Agreement, of even date herewith (amended, amended and restated, waived, renewed, replaced, restructured, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) with the Collateral Trustee, the Trustee and the other representatives and Collateral Trustees from time to time party thereto pursuant to which Collateral Trustee has agreed to act as Collateral Trustee for the benefit of the Secured Parties in connection with the transactions contemplated by the Indenture and this Patent Security Agreement;

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Trustee, for the benefit of the Secured Parties, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Trustee, for the benefit of each member of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Trustee, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Collateral Trustee, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Trustee with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict or inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall notify Collateral Trustee in writing with respect to any such new patent rights quarterly pursuant to Section 6 (g)(v) of the Security Agreement. Without limiting Grantors’ obligations under this Section, if Grantors fail to update Schedule I on or before the date required under the Security Agreement, Grantors hereby authorize Collateral Trustee unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Trustee’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement.

7. CONSTRUCTION. This Patent Security Agreement is a Priority Lien Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8. THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL TRUSTEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL TRUSTEE AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL TRUSTEE AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL TRUSTEE AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO PATENT SECURITY AGREEMENT

ACCEPTED AND ACKNOWLEDGED BY:

WILMINGTON TRUST FSB, as Collateral Trustee

By:
Name:
Title:

SIGNATURE PAGE TO PATENT SECURITY AGREEMENT

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents	Grantor	Country	Patent	Application / Patent No.	Filing Date	Patent Licenses

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of             , 20     (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of October 1, 2009, (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to WILMINGTON TRUST FSB, as Collateral Trustee. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Indenture. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Trustee in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged Interests Addendum is a Priority Lien Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum.

The undersigned represents and warrants that the representations and warranties made by it in Section 5 of the Security Agreement are true and correct as to the Pledged Interests listed herein in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date)

THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL TRUSTEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL TRUSTEE AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL TRUSTEE AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL TRUSTEE AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

SIGNATURE PAGE TO PATENT SECURITY AGREEMENT

SCHEDULE I

TO

PLEDGED INTERESTS ADDENDUM

Pledged Interests	Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this      day of             , 20    , among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WILMINGTON TRUST FSB (“WTFSB”) in its capacity as Collateral Trustee for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, Stream Global Systems, Inc., a Delaware corporation (the “Issuer”) has issued the Notes (as defined in the Indenture), pursuant to that certain Indenture of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among the Issuer, and Wells Fargo Bank, National Association as Trustee (in such capacity, and together with its successors in such capacity, the “Trustee”);

WHEREAS, the Grantors have entered into a Collateral Trust Agreement, of even date herewith (amended, amended and restated, waived, renewed, replaced, restructured, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) with the Collateral Trustee, the Trustee and the other representatives and Collateral Trustees from time to time party thereto pursuant to which Collateral Trustee has agreed to act as Collateral Trustee for the benefit of the Secured Parties in connection with the transactions contemplated by the Indenture and this Trademark Security Agreement; and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Trustee, for the benefit of the Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Trustee, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Trustee, the other Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Collateral Trustee, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Trustee with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any conflict or inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall notify Collateral Trustee in writing with respect to any such new trademarks or renewal or extension of any trademark registration quarterly pursuant to Section 6 (g)(v) of the Security Agreement. Without limiting Grantors’ obligations under this Section, if Grantors fail to update Schedule I on or before the date required under the Security Agreement, Grantors hereby authorize Collateral Trustee unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Trustee’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.

7. CONSTRUCTION. This Trademark Security Agreement is a Priority Lien Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein or in any other Priority Lien Document shall be satisfied by the transmission of a Record.

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8. THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL TRUSTEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL TRUSTEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL TRUSTEE AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL TRUSTEE AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL TRUSTEE AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT

ACCEPTED AND ACKNOWLEDGED BY:

WILMINGTON TRUST FSB as Collateral Trustee

By:
Name:
Title:

SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Trademarks Not Currently In Use

Trademark Licenses